                                  EXHIBIT 10.2


               EXCLUSIVE OPTION TO PURCHASE REAL ESTATE AGREEMENT

         On this 5th day of May, 2003 ("Effective Date"), this Exclusive Option to Purchase Real Estate Agreement ("Agreement") is granted to Scioto Downs, Inc. ("Buyer"), by Mara Enterprises, Inc., an Ohio corporation ("Seller"), to purchase the approximately 37 acre parcel of real property and any appurtenances thereto located in the State of Ohio, County of Franklin, Township of Hamilton, as more fully described in Exhibit "A" attached hereto and made a part hereof (the "Property"), subject to the terms and conditions hereof.

         1. Grant of Exclusive Option. In consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration receipt of which is hereby acknowledged by Seller, Seller hereby grants to Buyer the exclusive right and option to purchase the Property (the "Option to Purchase").

         2.       Term. The Option to Purchase shall expire on the earlier of
                  (a) Five (5) years from the closing date of the acquisition by MTR Gaming Group, Inc. ("MTR") of all of the issued and outstanding stock of Buyer [the "Acquisition"], (b) Six (6) months following the death of LaVerne A. Hill, or (c) December 31, 2008.

         3. Exercise of Option. Buyer shall exercise the Option to Purchase by sending written notice thereof to Seller by registered or certified mail or by delivering written notice thereof to Seller by personal service.

         4. Purchase Price and Terms. The Purchase Price for the Property (the "Purchase Price") shall be the fair market value of the Property ("Fair Market Value") . In the event that Seller and Buyer are unable to agree upon Fair Market Value, each of Seller and Buyer shall obtain an appraiser. These appraisers shall appraise the Property and also jointly designate a third appraiser to appraise the Property. For purposes of this Agreement, Fair Market Value shall be the average of the two closest appraisals. The parties shall share all appraisal fees equally.

         5.       [Intentionally Omitted]

         6. Evidence of Title. As a condition of Buyer's exercise of the Option to Purchase, Buyer shall obtain at Buyer's expense a title insurance policy from a nationally recognized company of Buyer's choosing which shall insure to Buyer good and merchantable title in fee simple, free and clear of all liens and encumbrances, with access to publicly dedicated and accepted highways and streets, without additional charge or premium. At Closing, Seller shall transfer title to the Property to Buyer by General Warranty Deed, free and clear of all liens and encumbrances, with release of dower, if applicable, with tender of the Purchase Price being evidence of Buyer's performance hereunder. Documentary stamps, transfer or conveyance fees shall be paid by Seller, and the costs of recording the Deed shall be paid by Buyer. If the title to all or part of the Property to be conveyed is defective or unmerchantable, if access to a publicly dedicated highway or street is unavailable, or if any part of the Property is subject to liens, encumbrances, easements, conditions or restrictions that affect Buyer's intended use of the Property, or in the event of any encroachment, Seller shall have thirty
                  (30) days after written notice thereof, within which to obtain access to a publicly dedicated highway and/or street or to remove such defect, lien, encumbrance, easement, condition, restriction, or encroachment. If Seller is unable to remedy or remove, or to secure title insurance for a reasonable cost against such defect, lien, encumbrance, easement, condition, restriction or encroachment within said thirty (30) day period, Buyer may elect to either: a) terminate this Agreement or b) agree in writing to waive such defect, lien, encumbrance, easement, condition, restriction or encroachment and to proceed with the purchase of the Property Seller agrees to indemnify, reimburse, protect, defend, and hold Buyer harmless from any cost or damage, including reasonable legal costs and fees, incurred or resulting from Seller refusing to close or not being able to close under the terms and conditions of this Agreement for any reason whatsoever, without prejudice to Buyer's additional rights, if any, at law or equity or both. Neither this Agreement or the acts of the parties hereto shall be deemed to create a joint venture, partnership, or other arrangement by which any party might be deemed to be an agent of or liable for the acts of the other party.

         7. Property Liens. Seller warrants there are no outstanding liens or encumbrances of any kind on the Property other than those of record as of the date hereof. Seller agrees not to mortgage or encumber the Property after the date of this Agreement. In the event Seller does so mortgage or encumber the Property after the date of this Agreement, Buyer may avail itself of all remedies at law or equity or both.

         8. Taxes and Assessments. Seller shall pay or credit on the Purchase Price all delinquent taxes, including penalty interest, all assessments which are a lien on the Closing Date, and all unpaid real estate taxes not yet due for years prior to closing, and a portion of such taxes for year of closing prorated through Closing Date based on a 365 day year and if undetermined, on the most recently available tax rate and valuation. It is the intention of both parties hereto in making tax proration to allow Buyer a credit as close in amount as possible to the amount which Buyer will be required to remit to the appropriate county agency for the period of time through the Closing Date, giving effect to applicable exemptions, recently voted milage, and change in valuation, whether or not certified. Seller warrants that as of the date hereof no improvements or services have been installed or furnished, or notification received from any public authorities of future improvements of which any part of cost may be assessed against the Property. Seller shall pay all accrued water, sewer, rental street cleaning, gas, electric and other utility charges in connection with the Property as of the Closing Date. Any prepaid or committed utility, zoning, municipal fees or permits affecting the Property will be conveyed to Buyer at closing at no additional cost to Buyer.

         9. Possession. Seller shall be entitled to possession of the Property until the Closing Date. On the Closing Date, the Property is to be vacant and any leases will be terminated as of the Closing Date. Seller shall be entitled to possession of the Property until the Closing Date, provided, however, that prior to the Closing Date, Buyer or Buyer's agent shall have the right to enter upon the Property to make surveys, soil tests, and other studies and examinations, provided Buyer shall not unreasonably interfere with Seller's use of the Property. Prior to Closing Date, in the event of damage or destruction to or appropriation of the Property or portions thereof or threats of said actions, for public use by any governmental entity or agency possessing powers of condemnation or eminent domain, Buyer shall have the right to rescind this Agreement.

         10. Representations and Warranties. Seller represents and warrants that the following are true and correct in all material respects as of the date hereof, and that such representations and warranties will be true and correct in all material respects as of the Closing Date:

                  a. Governmental Approvals: After Buyer has given notice of its intent to exercise its option subject to governmental approval, Seller agrees that Buyer may apply to the appropriate governmental authorities having jurisdiction thereof to secure subdivision approvals, site plan approvals, issuance of building permits, curb cut approvals, and various other approvals and permits, necessary or desirable for the development of the Property. Seller agrees to execute all necessary documents and take all reasonable actions as shall be necessary, and otherwise cooperate with Buyer in connection with such applications; provided, however, that Seller shall not be required to record any documents relating to rezoning prior to Closing which would, in the reasonable opinion of Seller or its attorney, adversely affect the continued use or future value of the Property.

                  b. Assessments: Seller represents that as of the date hereof, neither the Property nor any part thereof has been affected, or is affected, by an assessment or assessments which are or may become payable in annual installments, whether or not the first is then a charge or lien, or has been paid. In addition, there have been no unconfirmed assessments affecting the Property, with no ordinances having been adopted for improvements affecting the Property, at or prior to, the date hereof, and no improvements or work have been commenced covering any improvements benefiting the

                           Property as of the date hereof.

                  c. Record Ownership: Seller is the record owner of fee simple title to the Property.

                  d. Liens and Encumbrances. The Property currently is (or will be as of the Closing Date) free and clear of all liens, mortgages, deeds of trust, encumbrances, easements, leases, conditions or other matters affecting title except those of record as of the date hereof.

                  e. No Adverse Ownership. No person other than Seller has any right, title or interest in the Property other than a leasehold interest as set forth on Exhibit B attached hereto and made a part hereof.

                  f. Preservation of Title: From the date hereof to the earlier of the Closing Date or the expiration of the Option, Seller shall not, without in each instance first obtaining the written consent of Buyer which may be withheld in its sole and absolute discretion:
                           (i) voluntarily grant, create, or assume any lien, lease, encumbrance, easement, covenant, condition, right-of-way or restriction upon the Property or (ii) voluntarily take any action adversely affecting title to the Property as it exists on the date hereof.

                  g. Maintenance of the Property: From the date hereof to the earlier of the Closing Date or the expiration of the Option, Seller shall, at its expense, maintain the Property and deliver the Property to Buyer at the Closing Date in substantially the condition as it is on the date hereof, reasonable wear and tear and damage by fire or other casualty excepted.

                  h. Compliance with Laws: As of the date of this Option Agreement, there are no violations of the laws, ordinances, rules, or regulations of any governmental authority having jurisdiction of the Property, nor does Seller have knowledge of any facts which if known by any such authority would cause a violation to be placed thereon, and any notice of violation affecting the Property at the date of exercise of the Option and/or the date of Closing shall be complied with by Seller, at its sole cost and expense, so that the Property shall be conveyed free of same.

                  i.       Environmental: Seller warrants and represents that:
                           (i) no Hazardous Materials are located on or in the Property, including the surface, soil or subsurface of the Property; (ii) Seller has received no notice that Hazardous Materials contaminate or otherwise affect the Property, and to its best knowledge, no Hazardous Materials are present on any adjacent Property; (iii) the Property has not been previously used for the storage, manufacture, repair or disposal of Hazardous Materials, or machinery containing such Hazardous Materials; (iv) no complaint, order, citation or notice with regard to air emissions, water discharges, noise emissions, Hazardous Materials, or any other environmental, health, or safety matters affecting the Property, or any portion thereof, from any person, government or entity, has been received by Seller; and (v) all federal, state and local environmental laws and regulations affecting the Property and Hazardous Materials have been fully complied with, and no heating equipment, incinerator or other burning equipment installed or located in or on the Property violates any law, ordinance, order or regulation of any governmental authority.

                  j. Insolvency: Seller is not a party to any attachment, execution proceedings, assignments for the benefit of creditors, insolvency, receivership bankruptcy, reorganization, or other proceedings pending against Seller.

                  k. Absence of Default: Neither the execution and delivery of this Option and the documents referenced herein nor the consummation of the transactions contemplated herein nor compliance with the terms of this Option and the documents referenced herein conflict with or will result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership Option, lease or other Options or instruments to which Seller or any of its affiliates is a party or affecting the Property or by which Seller may be bound.

         12. Condition of Property. Seller agrees that no soil or trees will be removed from the Property after the Effective Date.

         13. Commissions. The parties agree that no brokers have been involved in the negotiation of this transaction and that no party is entitled to a commission from either party hereto.

         14. Survival Clause. Seller and Buyer agree that this Agreement shall survive the Closing Date and the delivery of the General Warranty Deed until all terms and conditions hereof are satisfied in full.

         15. Default. Buyer's liability for breach of this Option Agreement shall be limited to forfeiture of all monies then having been paid to Seller hereunder, which the parties agree shall constitute full and complete liquidated damages for any default hereunder by Buyer. In the event that Seller defaults hereunder, Buyer shall be entitled to: (i) seek specific performance; and/ or, (ii) seek relief from any court at law or in equity.

         16. Notices. All notices required under this Agreement, unless specifically defined elsewhere herein, shall be given by registered or certified mail as follows:

                           Buyer:                         Seller:

                           Scioto Downs, Inc.             Mara Enterprises, Inc.
                           Attn: Edward T. Ryan           Attn: LaVerne A. Hill
                           6000 South High Street         ____________________
                           Columbus, OH 43207             ____________________

                  17. Assignments. Buyer may assign its interest in this Agreement prior to the Closing Date only to an entity controlled by the Buyer without notice or approval of Seller.

                  18. Closing. The sale of the Property contemplated hereunder shall close within thirty (30) days after exercise of the Option to Purchase ("Closing Date").

                  20. Successors and Assigns. This Agreement shall be binding upon the successors, heirs, and assigns of the parties hereto.

                  21 Governing Law. This Agreement shall be governed by the laws of the State of Ohio without reference to choice of laws rules.

                  22. Exclusivity. This Agreement and the Option to Purchase is exclusive to Buyer. Seller shall not grant any options to purchase the Property nor shall Seller sell the Property to any other buyers during the term of this Agreement.

                  24. Entire Agreement. This Agreement sets forth the complete agreement between the parties hereto and there are no other written or oral agreements not contained herein.

                  IN WITNESS WHEREOF, the parties have set their hands hereunto by their respective duly authorized representative as of the Effective Date set forth above.

         BUYER                                  SELLER

         SCIOTO DOWNS, INC.                     MARA ENTERPRISES, INC.

         /s/ Edward T. Ryan                     /s/ LaVerne A. Hill
         ------------------                     -------------------
         By: Edward T. Ryan                     By: Laverne A. Hill
         Its: President                         Its: President

         State of Ohio
         County of Franklin, ss

                  Before me a notary public, in and for the State of Ohio, personally appeared the above-named Edward T. Ryan, the president of Scioto Downs, Inc., an Ohio corporation and the Buyer hereunder, who acknowledged that he did sign the foregoing instrument on behalf of said corporation and that the same is their free and voluntary act and deed on behalf of said corporation and their free and voluntary act and deed.

                  IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this 5th day of May, 2003.

                                                     /s/
                                                     _______________
                                                     NOTARY PUBLIC

         State of Ohio
         County of Franklin, ss

                  Before me a notary public, in and for the State of Ohio, personally appeared the above-named LaVerne A. Hill, the president of Mara Enterprises, Inc., an Ohio corporation and the Seller hereunder, who acknowledged that she did sign the foregoing instrument on behalf of said corporation and that the same is their free and voluntary act and deed on behalf of said corporation and their free and voluntary act and deed.

                  IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this 5th day of May, 2003.

                                                     /s/
                                                     _______________
                                                     NOTARY PUBLIC

                                   EXHIBIT "A"

                                Legal Description

                                       8